Other Assets (Tables)	12 Months Ended
Dec. 31, 2011
Other Assets [Abstract]
Schedule Of Other Assets

	2011	2010
Prepaid expenses	$11,203	$9,282
Intangible assets	6,538	5,196
Restricted cash (a)	60,000	60,000
Restricted cash (b)	—	5,000
Restricted cash (c)	5,000	—
Investment in affiliate (d)	784	—
Other	5,229	2,507

Other assets	$88,754	$81,985

(a)	$60 million has been placed in a deposit account over which the lessor (note 10) has a first priority interest.

(b)	In connection with entering into the lease financing arrangement described in (note 10), $5,000,000 was held in escrow until the vessel delivery, to fund any vessel construction cost overruns. At December 31, 2011, the vessel has been delivered therefore the cash is no longer restricted.

(c)	In connection with entering into the credit facility described in note 9(e), $5,000,000 will be held in escrow until the vessel delivery, to fund any vessel construction cost overruns.

(d)

On March 14, 2011 the Company entered into an agreement to participate in Greater China Intermodal Investments LLC, (the Vehicle), an investment vehicle established by an affiliate of The Carlyle Group. The Vehicle will invest up to $900,000,000 equity capital in containership assets strategic to the People's Republic of China, Taiwan, Hong Kong and Macau. The Company agreed to make a minority investment in the Vehicle of up to $100,000,000 during the investment period, which is anticipated to be up to five years. During 2011, the Company made a capital contribution of $1,964,000 related to the purchase of four vessels, working capital obligations, organizational expenses and financial advisory fees. The Company accounts for its 11.1% investment in the Vehicle on the equity method. The investment of $784,000 is comprised of its capital contribution of $1,964,000 less its equity loss on investment of $1,180,000.